CLASS A COMMON STOCK                                        CLASS A COMMON STOCK


Number                                                             Shares
------                                                             ------

ONH                                 ORION
                                HEALTHCORP, INC.



THIS CERTIFICATE IS TRANSFERABLE                             SEE REVERSE FOR
IN THE CITIES OF CHARLOTTE, NC                            CERTAIN RESTRICTIONS
AND NEW YORK, NY

                                                          CUSIP  68627W  10  9


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT



IS THE OWNER OF



        FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

                             ORION HEALTHCORP, INC.

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:


/s/ Keith LeBlanc                              /s/ Stephen H. Murdoch
-----------------                              ----------------------
President                                      Secretary/Treasurer




COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
TRANSFER AGENT
AND REGISTRAR


BY                          AUTHORIZED SIGNATURE

                             ORION HEALTHCORP, INC.

     The Corporation shall furnish to any shareholder upon request and without charge a written statement of the designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors of the Corporation to determine variations for future series). Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT -
TEN ENT  - as tenants by the entireties            ..........Custodian..........
JT TEN   - as joint tenants with right                (Cust)            (Minor)
           of survivorship and not as              under Uniform Gifts to Minors
           tenants in common                       Act..........................
                                                              (State)

                                            UNIF TRF MIN ACT  -
                                               ......Custodian (until age .....)
                                               (Cust)
                                               ..........under Uniform Transfers
                                                 (Minor)
                                               to Minors Act ...................
                                                              (State)



     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares

of the common stock represented by the within Certificate, and hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________________


                                                X ______________________________

                                                X ______________________________

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME WRITTEN UPON THE FACE
                                                OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed



By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PUSUANT TO S.E.C. RULE 17Ad-15.